                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Additional Materials

[ ]      Soliciting Material pursuant to Section 240.14a-11 (c) or Section
         240.14a-12



                       FASTCOMM COMMUNICATIONS CORPORATION
                (Name of Registrant as specified in its Charter)

         --------------------------------------------------------------
        (Name of person Filing proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box);

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

         (1) Title of each class of securities to which the transaction applies:
         (2)      Aggregate number of securities to which transaction applies.
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined);
         (4)      proposed maximum aggregate value of the transaction:
         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously Paid:
         (2)      Form Schedule or Registration No.:
         (3)      Filing Party:
         (4)      Date Filed:

                      FASTCOMM COMMUNICATIONS CORPORATION
                              45472 Holiday Drive
                                Dulles, VA 20166


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on _________, 2001

To The Shareholders Of
FastComm Communications Corporation:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of FastComm Communications Corporation, a Virginia corporation (the "Company" or "FastComm"), will be held on _________, 2001, at 9:30 a.m. local time, at the Holiday Inn, Holiday Drive, Dulles, Virginia for the following purposes:

     1. To elect five (5) directors of the Company;

     2. To consider and act upon a proposal to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock in the Company;

     3. To consider and act upon a proposal to amend the Articles of Incorporation to create a class or series of Preferred Stock;

     4. To ratify the appointment of BDO Seidman, LLP as the independent auditors for the Company for the fiscal year ending April 30, 2002; and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

   All Shareholders are cordially invited to attend the meeting, although only Shareholders of record at the close of business on August 14, 2001, are entitled to notice of and to vote at the meeting.

   Shares can be voted at the meeting only if the holder is present or represented by Proxy. If you do not expect to attend the meeting, you are urged to date and sign the enclosed proxy and return it in the accompanying envelope promptly, so that your shares may be voted in accordance with your instructions and the presence of a quorum may be assured. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the Company in reducing the expense of additional proxy solicitation. The grant of your proxy does not affect your right to vote in person in the event you attend the meeting.



                            By Order of the Board of Directors



                            MARK H. RAFFERTY,
                            Secretary

Dulles, Virginia
Dated: __________, 2001


                             YOUR VOTE IS IMPORTANT


YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, SELF-ADDRESSED STAMPED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING AND SO DESIRE, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                      FASTCOMM COMMUNICATIONS CORPORATION
                              45472 Holiday Drive
                                Dulles, VA 20166

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS

                 Information Concerning Solicitation and Voting

General

   This Proxy Statement is furnished in connection with the solicitation of proxies by FastComm Communications Corporation, a Virginia corporation (the "Company" or "FastComm"), for use at the Annual Meeting of Shareholders of the Company to be held on __________, 2001, and at any and all adjournments of such meeting. The Company will bear the cost of this solicitation of proxies. Such costs are expected to be nominal.

   This Proxy Statement and the accompanying proxy card are being mailed to Shareholders commencing on or about September ___, 2001.

Record Date; Voting Securities; Quorum; Broker Non-Votes.

   August 14, 2001, has been fixed as the record date for determination of Shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. At the close of business on that date, 29,314,199 Common Shares, par value $.01 per share, of the Company were issued and outstanding. Each Common Share is entitled to one vote on any matter that properly comes before the meeting. Cumulative voting is not permitted with respect to the election of directors. The presence in person or by proxy of the holders of at least a majority of the Common Shares entitled to be voted at the meeting is required to constitute a quorum. Shares which are present, or represented by a proxy, at the Annual Meeting will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to specify a choice with respect to any or all of the proposals or whether a broker with discretionary authority declines to exercise its discretionary voting authority with respect to any or all of the proposals (known as "non-votes").

Voting and Solicitation

   Pursuant to regulations of the Securities and Exchange Commission, boxes and a clear means are provided on the accompanying proxy card for Shareholders to mark if they wish to withhold authority to vote for one or more nominees for director, or to vote against or abstain on the other proposal. With regard to Proposal I, election of directors, applicable Virginia law provides that, if a quorum is present, directors are elected by a plurality of the votes cast;
that is, the nominee receiving the most votes FOR is elected. With regard to Proposals II, III, and IV, under applicable Virginia law abstentions as well as non-votes will not be counted in determining votes cast because Virginia law provides that, if a quorum is present, action on a matter (other than election of directors) is approved if the votes cast in favor exceed the votes cast against. Therefore, abstentions and non-voters have no effect on the votes on these proposals. Virginia law also provides that Proposals II and III, which will be voted on separately require approval of two-thirds of shares issued and outstanding.

Revocability of Proxies

   Shareholders who execute proxies retain the right to revoke them at any time by giving written notice of revocation to the Secretary of the Company. Unless so revoked, the shares represented by signed proxies solicited by the Company will be voted in accordance with the instructions given therein by the Shareholders. Any signed proxy not specifying to the contrary will be voted
FOR the election of the Board of Directors' nominees as directors referred to in Proposal I and, FOR the amendments to the Company's Articles of Incorporation referred to in proposals II and III and for ratification of the appointment of BDO Seidman, LLP as independent auditors for the Company for the fiscal year 2002 referred to in Proposal IV. So far as the Company's management is aware, such matters are the only matters to be acted on at the meeting. As to any other matter which may properly come before the meeting or any adjournment thereof, the person named in the accompanying proxy card will vote thereon in accordance with their best judgment.

Solicitation

   The Company will bear the entire cost of proxy solicitation, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional material furnished to shareholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others, to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

                         STOCK OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL SHAREHOLDERS

   At August 14, 2001, there were 29,314,199 shares of Common Stock of the Company issued and outstanding. As of such date, options to purchase 3,383,131 shares of common Stock were outstanding.

   Each holder of shares of Common Stock, but not holders of unexercised options, is entitled to one vote per share on each matter, which may be presented at a meeting of Shareholders. Cumulative voting is not allowed. Prior to June 9, 1998, FastComm shares were traded publicly on the NASDAQ National Market under the symbol FSCX. On June 9, 1998, the Company's shares were delisted from the National Market System. Effective June 16, 1998, the company's shares have been quoted on the OTC Bulletin Board under the FSCX.OB.

   The following table sets forth information regarding ownership of Common Stock of the Company at August ___, 2001, by each person who is known by management of the Company to own beneficially more than five percent of the Common stock (setting forth the address of each such person), by each director, by the Named Executive Officers of the Company and by all directors and Named Executive Officers of the Company as a group. Shares issuable on exercise of warrants or options exercisable within 60 days of August ___, 2001 are deemed to be outstanding for the purpose of computing the percentage ownership of persons beneficially owning such warrants or options, but have not been deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the persons indicated below have sole voting and investment power with respect to the shares indicated as owned by them except as otherwise stated in the notes to the table.


                                                   Amount and Nature of
Name and Address of Beneficial Owner               Beneficial Ownership       Percent of Class
------------------------------------               --------------------       ----------------
Peter C. Madsen (1)...................                 2,210,510 (2)                7.49%
Sterling, Virginia
Edward R. Olson (1)...................                    80,000 (3)                0.27%
Reston, Virginia
Thomas G. Amon (1)....................                   148,854 (4)                0.51%
New York, New York
Mark H. Rafferty (1)..................                   379,531 (5)                1.29%
Centerville, Virginia
William A. Grant......................                   234,000 (6)                0.80%
Ashburn, Virginia
Roy Wainwright........................                   212,198 (7)                0.73%
Fairfax, Virginia
Safa Alkateb..........................                   255,834 (8)                0.87%
Sterling Virginia
Darlene Greenhaw......................                    40,000 (9)                0.14%
Fairfax, Virginia
Michael Harmon........................                   20,000 (10)                0.07%
Damascus, Maryland



F. Michael Pascoe (1).................                   16,667 (11)                0.06%
Toronto, Ontario, Canada
George Glass
Ashburn, Virginia.....................                   13,965 (12)                0.05%
Kenneth A. Bloom
Norwalk, Connecticut..................                  669,949 (13)                2.30%
All Named Officers and Directors as a                 ---------                    -----
group.................................                4,281,508                    14.57%


---------------
 1) Director
 2) Gives effect to 450,000 options owned by Mr. Madsen exercisable within 60 days
 3) Gives effect to 73,334 options owned by Mr. Olson exercisable within 60 days
 4) Gives effect to 126,667 options owned by Mr. Amon exercisable within 60 days
 5) Gives effect to 366,111 options owned by Mr. Rafferty exercisable within 60 days
 6) Gives effect to 197,333 options owned by Mr. Grant exercisable within 60 days
 7) Gives effect to 125,000 options owned by Mr. Wainwright exercisable within 60 days
 8) Gives effect to 253,834 options owned by Mr. Alkateb exercisable within 60 days
 9) Gives effect to 40,000 options owned by Ms. Greenhaw exercisable within 60 days
10) Gives effect to 20,000 options owned by Mr. Harmon exercisable within 60 days
11) Gives effect to 16,667 options owned by Mr. Pascoe exercisable within 60 days
12) Gives effect to 8,632 options owned by Mr. Glass exercisable within 60 days
13) Gives effect to 80,000 options owned by Dr. Bloom exercisable within 60 days
14) Percent of Class based upon _____________ shares outstanding at August,
    2001


                                   PROPOSAL I

                             ELECTION OF DIRECTORS
                             (Item 1 on Proxy Card)

   Each of the five persons listed below has been nominated for election as a director of the Company to serve until the next Annual Meeting of Shareholders, or until a successor has been duly elected and qualified. If so authorized, the persons named in the accompanying proxy will vote for the election of each nominee. Shareholders who do not wish their shares voted for a particular nominee may so indicate by striking that nominee's name as instructed on the proxy card.

   The Company has been informed that each nominee is willing to serve as a director. If any one or more of the nominees should become unavailable to serve at the time of the Annual Meeting, the shares represented by Proxy will be voted for the remaining nominees and for any substitute nominees designated by the incumbent Board of Directors. If no substitute is designated, the size of the Board may be reduced or votes will be cast according to the judgment in such matters of the persons voting the proxies. Each nominee for election as director of the Company is an incumbent. The Board knows of no reason why any of the nominees will be unavailable to serve.

   The following lists the nominees for election as directors of the Company, including the age of each person as of September 1, 2001, the positions with the Company or principal occupations of each person, certain other directorships held and the year each person became a director of the Company. The number of Common Shares of the Company owned beneficially by each person
at August   , 2001, is set forth beneath the caption "Stock Ownership of
Management and Principal Shareholders" on Page _ hereof.


                       NOMINEES FOR ELECTION AS DIRECTORS
                 WITH TERMS EXPIRING AT THE 2002 ANNUAL MEETING

   Peter C. Madsen, 50, has been President, Chief Executive Officer and a director of the Company since September 1992. From November 1986 to January 1992, he was an officer of the Newbridge Networks

Corporation, a Canadian telecommunications company, most recently as Vice President and General Manager, United States Region, and President of Newbridge Networks Inc., Newbridge Networks Corporation's United States subsidiary. Mr. Madsen served as a director of Newbridge Networks Corporation from September 1987 until June 1998.

   Mark H. Rafferty, 46, has been Vice President, Chief Financial Officer and Treasurer of the Company since August 1993 and a director of the Company since March 1998. From August 1992 to August 1993, Mr. Rafferty was Vice President, Finance at Newbridge Networks Inc. From August 1987 through August 1992, Mr. Rafferty was Controller of Newbridge Networks Inc.

   On September 28, 1999, the commission entered an order in In the Matter of Peter Madsen and Mark Rafferty, Securities Exchange Act of 1934 Release No. 41935, making findings that Peter Madsen ("Madsen") and Mark Rafferty ("Rafferty") were each a cause of certain of the Company's violations of the Exchange Act's periodic reporting, books and records, and internal control provisions. Messrs. Madsen and Rafferty consented without admitting or denying the commission's findings, to the issuance of a cease and desist order under Exchange Act Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) and certain rules promulgated hereunder.

   Edward R. Olson, 60, has served as a director since January 1989. Mr. Olson has served as President and Chief Executive Officer of Woods Equipment Company since February 2001 and as Chairman since November 2000. Mr. Olson has also served as President and Chief Executive Officer of Ed Olson Consulting Group, Ltd. since 1993. Additionally, he has served as Principal of Dominion Management LLC and its predecessor KPMG Baymark Strategies LLC since 1995. Mr. Olson was President and Chief Operating Officer of Porta Systems Corporation from 1995 to 1997 and President and Chairman of M-C Industries from 1990 to 1997. Mr. Olson is a director of Dynamic Metal Forming, Inc. and S&L Metal Products Corporation.

   F. Michael Pascoe, 49, has served as a director since August 2000. From December 1999 to June 2000, Mr. Pascoe was President and CEO of Pairgain Technologies, a DSL company. From 1986 to 1999, Mr. Pascoe held various senior management positions at Newbridge Networks Corporation, a Canadian telecommunications equipment manufacturer. Mr. Pascoe serves as a director of Anda Networks and Mariner Networks.

   Thomas G. Amon, 54, has served as a director since December 1994. For the past five years, Mr. Amon has been an attorney in private practice in New York City. Since June 1, 1999, Mr. Amon has been a partner in the law firm of Sokolow, Dunaud, Mercadier & Carreras, LLP located in New York, NY and Paris, France.

   On June 2, 1998, the Company filed a voluntary petition for reorganization under Chapter 11 of the federal bankruptcy laws in the United States Bankruptcy Court for the Eastern District of Virginia. On March 30, 1999, the Company's Plan of Reorganization was approved by the Bankruptcy Court and the Company emerged from Chapter 11. On November 18, 1999, a motion for final decree was granted and the case was closed.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR
                      ELECTION AS DIRECTORS LISTED ABOVE.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

   The Board of Directors held 4 meetings during fiscal 2001. All directors attended each of the meetings of the Board of Directors.

   The Board of Directors has a standing Audit Committee and Stock Option Committee. The Board of Directors has no nominating committee.

   The Audit Committee, consisting of Messrs. Olson, Amon and Pascoe met 4 times during fiscal 2001. The function of the Audit Committee is to recommend the appointment of the independent public accountants, to review the nature and scope of the services of the independent public accountants, to confer with the independent public accountants and to review the results of their audit and the Company's internal controls, and to provide assistance to the Board of Directors with respect to the corporate and reporting practices of the Company.

   The Stock Option Committee, consisting of Messrs. Olson, Amon and Madsen met 4 times during Fiscal 2001. The function of this Committee is to make recommendations to the Board of Directors regarding Stock Option Grants to the Company's Employees and Executive Officers.


                             AUDIT COMMITTEE REPORT


   The Audit Committee of the FastComm Corporation Board of Directors (the "Committee") is composed of two independent directors and one non-independent director and operates under a written charter adopted by the Board of Directors. The members of the Committee are Mr. Edward Olson (Chair), Mr. Michael Pascoe, and Mr. Thomas Amon. The Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company's independent accountants.

   Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

   In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

   The Company's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit committees), and the Committee discussed with the independent accountants that firm's independence.

   Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2001, filed with the Securities and Exchange Commission.


                                  /s/ Mr. Edward R. Olson, (Chair)
                                  /s/ Mr. F. Michael Pascoe
                                  /s/ Mr. Thomas G. Amon

Board Report on Executive Compensation

   The Company does not have a formal compensation committee. Compensation levels for executive officers are set by the Board of Directors which is presently comprised of the following individuals: Peter C. Madsen, Thomas G. Amon, Edward R. Olson, F. Michael Pascoe and Mark H. Rafferty. Salaries are reviewed annually and are based on individual performance, the extent of individual responsibility and comparisons with salaries paid in the industry.

   The Company recruits for its executive officer positions from within the communications industry. In most instances, the source company is significantly larger than the Company. It is the policy of the Board of Directors of FastComm to hire executive officers at levels below that of their current salaries along with a stock option package intended to make up for the differentiation and to provide a performance incentive. The Company feels that stock options are an attractive benefit in that they enhance performance and loyalty.

   The Board granted six executive officers options during fiscal 2001. Five of these grants were determined by these individuals' performance, responsibility and seniority. The remaining grant was a condition of employment.

   The Board adheres to a policy of granting options to executive officers based upon performance and responsibility. In addition, the Board also considers the relative importance of the job function being performed and the number of options currently held by the executive officer and options granted for comparable positions in peer group companies.

/s/ Peter C. Madsen, /s/ Mark H. Rafferty, /s/ Thomas G. Amon, /s/ Edward R.
                          Olson, /s/ F. Michael Pascoe

Director's Compensation

   Directors receive no cash compensation for their services as such, however, the Board of Directors has authorized payment of reasonable expenses incurred by non-employee directors in connection with attendance at meetings of the Board of Directors. Further, members of the Company's Board of Directors are granted options to purchase shares of common stock of the Company pursuant to the Company's 1999 Stock Option Plan. During fiscal year 2001, the Company granted options to purchase 30,000 shares of its common stock of the Company to both Edward R. Olson and Thomas G. Amon and 50,000 options to F. Michael Pascoe. Also during fiscal year 2001, the Board granted Mr. Amon options to purchase an additional 50,000 shares of common stock of the Company for his professional assistance in the acquisition of Cronus. The Chairman of the Board receives no compensation for serving in such capacity.

Indemnification of Directors and Officers

   Under Article 10 of the Virginia Stock Corporation Act, the Company can indemnify its directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). The Company's Bylaws provide that the Company will identify its directors and officers to the fullest extent permitted by law and require the Company to advance litigation expenses upon receipt by the Company of an undertaking by the director or officer to repay such advances if it is ultimately determined that the director or officer is not entitled to indemnification. The Bylaws further provide that rights conferred under such Bylaws do not exclude any other right such persons may have or acquire under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

   The Company's Certificate of Incorporation provides that, pursuant to Virginia Law, its directors shall not be liable for monetary damages for breach of the directors' fiduciary duty of care to the Company and its shareholders. This provision in the Certificate of Incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Virginia Law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Company or its shareholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Virginia law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

   The Company has entered into agreements to indemnify its directors and certain of its officers in addition to the indemnification provided for in the Certificate of Incorporation and Bylaws. These agreements, among other things, indemnify the Company's directors and certain of its officers for certain expenses (including attorneys' fees), judgments, fines and settlement amounts incurred by such person in any action or proceeding, including any action by or in the right of the Company, on account of services as a director or officer of the Company, or as a director or officer of any other company or enterprise to which the person provides services at the request of the Company.

Compensation Committee Interlocks and Insider Participation

   During the year, Peter C. Madsen, Edward R. Olson, Thomas G. Amon, F. Michael Pascoe and Mark H. Rafferty, as directors participated in deliberations of the Company's Board of Directors concerning executive officer compensation and stock option grants, including their own. Other than the foregoing, none of such directors was party to any reportable interlock or participation during fiscal year 2001.

Shareholder Return Performance Graph

   The following graph compares the yearly percentage change in the cumulative total shareholder return on the Company's shares of common stock with that of the cumulative total return of the NASDAQ Stock Market--US Index ("NASDAQ STOCK MRKT--US") and the NASDAQ Telecommunications Index ("NASDAQ TELECOM") for the five year period ended on April 30, 2001. The information below is based on an investment of $100, on April 30, 1996, in the Company's shares of common stock, the NASDAQ STOCK MRKT--US and the NASDAQ TELECOM. The Company's Management consistently cautions that the stock price performance shown in the graph below should not be considered indicative of potential future stock price performance.


                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                   AMONG FASTCOMM COMMUNICATIONS CORPORATION,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                    AND THE NASDAQ TELECOMMUNICATIONS INDEX


               FASTCOMM          NASDAQ
            COMMUNICATIONS       STOCK              NASDAQ        PEER
             CORPORATION      MARKET (U.S.)  TELECOMMUNICATIONS   GROUP

    4/96        100               100               100            100
    4/97       28.57            105.85             90.21          66.26
    4/98       10.54            158.22            171.75         246.91
    4/99        6.07            216.97            303.06          91.73
    4/00       20.71            328.85            349.43          347.3
    4/01        1.69            179.83            158.05         132.26


*$100 INVESTED ON 4/30/96 IN STOCK OR INDEX-
INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING APRIL 30.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table sets forth information regarding compensation paid by the Company to the five named executives (the "Named Executive Officers") for services furnished in all capacities to the Company during the fiscal year ended April 30, 2001, as well as such compensation paid by the Company to the Named Executive Officers during the Company's two previous fiscal years.


                                                                                                                         Long term
                                                                                                                       Compensation
                                                                                    Annual Compensation                   Awards
                                                                         -------------------------------------------   ------------
                                                                                                                         Shares of
                                                                                                        Other Annual   Common Stock
Name and Principal Position                                                                             Compensation    Underlying
  ---------------------------                                           Year   Salary($)    Bonus($)       ($)(1)         Options
                                                                        ----   ---------    --------    ------------   ------------
Peter C. Madsen (2).................................................    2001    100,000        --          7,600          250,000
 President, CEO and Chairman                                            2000    100,000        --          7,600          200,000
 of the Board of Directors                                              1999     96,154        --          7,320           20,000
Mark H. Rafferty (3)................................................    2001    130,000        --          7,600          150,000
 Vice President and                                                     2000    130,000        --          7,300          233,334
 Chief Financial Officer                                                1999    125,000        --          8,075           20,000
William A. Grant (4)................................................    2001    147,044        --          4,500           15,000
 Executive Vice President--Global Sales                                 2000    175,000        --          6,000           65,000
                                                                        1999    167,983        --          6,000           35,000
Darlene Greenhaw....................................................    2001    162,500        --             --               --
 Vice President--Sales                                                  2000      9,375        --             --           80,000
George Glass (5)....................................................    2001    137,333        --             --            3,000
 Vice President--Engineering

---------------
1) Automobile benefit.
2) At April 30, 2001, Mr. Madsen held 1,760,510 restricted shares of Common Stock with a market value of $510,548 at that date.
3) At April 30, 2001, Mr. Rafferty held 13,420 restricted shares of Common Stock with a market value of $3,892 at that date.
4) At April 30, 2001, Mr. Grant held 36,667 restricted shares of Common Stock with a market value of $10,633 at that date. Mr. Grant left the Company effective January 15, 2001.
5) At April 30, 2001, Mr. Glass held 8,632 restricted shares of Common Stock with a market value of $2,503 at that date.

Fiscal 2001 Option Grants

   The following table sets forth information concerning grants of stock options to the Named Executive Officers and Directors made pursuant to the Company's 1999 Stock Option Plan during the fiscal year ended April 30, 2001:

                    Stock Option Grants in Fiscal Year 2001
                               Individual Grants


                                                                                                                     Potential
                                                                                                                  Realizable Value
                                                        Securities     Percent of                                at Assumed Annual
                                                        Underlying    Total Options    Exercise                 Rates of Stock Price
                                                          Options      Granted to         or                        Appreciation
                                                          Granted     Employees in    Base Price    Expiration     For Option Term
Name                                                        (#)        Fiscal Year      ($/sh)         Date       5% ($)    10% ($)
----                                                    ----------    -------------   ----------    ----------    -------   -------
Peter C. Madsen .....................................     250,000        21.07%          $0.51       6/2/2005     $35,250   $77,750
Mark H. Rafferty ....................................     150,000        12.64%          $0.51       6/2/2005     $21,150   $46,650
George Glass ........................................       3,000          0.3%          $0.51       12/11/05     $   423   $   933
William A. Grant ....................................      15,000         1.26%          $2.06       8/2/2004     $ 8,535   $18,870

   The exercise price of each option may not be less than 100% of the fair market value of the stock on the date of the grant for incentive options or 85% of such fair value for non-qualified stock options, as determined by the Board of Directors. The vesting period is determined by the Board of Directors. Options expire five years from the date of grant and, in most cases, upon termination of employment.

   As part of a program to retain its employees, the Company adopted a program to re-price the options of its current employees. The Company also re-priced the options issued to its board of directors and to its chairman of the board. Under the program, the exercise price of current stock options was changed to $0.51 per share. Although each employee could elect not to participate in this program, the exercise price of approximately 2.5 million options was changed to the lower price. Under applicable accounting rules, the Company will have to account for future variations in the price of its common stock above $0.51 per share as compensation expense until the re-priced options are either exercised, cancelled or expire. This calculation will be made each quarter based upon the performance of the Company's common stock in that quarter. Accordingly, operating results and earnings per share will be subjected to potentially significant fluctuations based upon changes in the market price of the Company's common stock.

Fiscal 2001 Aggregate Option Exercises and Year-End Option Values

   The following table sets forth information concerning each exercise of stock options during the fiscal year ended April 30, 2001 by each of the Named Executive Officers and Directors and the fiscal year-end value of unexercised options held by such persons:


                                                                                                             Value of
                                                                                                           Unexercised
                                                                                                           in-the-money
                                                                                  Shares Underlying         Options at
                                                                                 Unexercised Options        Fiscal Year-
                                                           Shares         Value   at Fiscal Year-End (#)      End (#)
                                                        Acquired on     Realized    Exercisable/            Exercisable/
Name                                                    Exercise (#)       ($)     Unexercisable           Unexercisable
----                                                    ------------    -------- -------------------       -------------
Peter C. Madsen ......................................     13,333         4,133    450,000     6,667       $0       $0
Mark H. Rafferty .....................................         --            --    366,111    62,223       $0       $0
Darlene Greenhaw .....................................         --            --     40,000    40,000       $0       $0
William A. Grant .....................................     11,000        17,972    192,333    11,667       $0       $0
George Glass .........................................         --            --      5,333    13,667       $0       $0


Certain Relationships and Related Transactions

   The Company paid the law firm of Sokolow, Dunaud, Mercadier and Carreras LLP $185,000 in the fiscal year ended April 30, 2001. Thomas G. Amon, a Director of the Company since December 1994, is a partner in this law firm.

   The terms of the transactions described above were negotiated at arms length such that the terms were as favorable to the Company as could have been obtained from an unaffiliated third party.

   The Company has entered into separate indemnification agreements with each of its directors and executive officers that may require the Company, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers.

                                  PROPOSAL II

           APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION
         FOR THE AUTHORIZATION OF SHARES OF COMMON STOCK IN THE COMPANY
                             (Item 2 on Proxy Card)

General

   The Board has unanimously approved, and recommends to the shareholders that they adopt, an amendment to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 50,000,000 shares to 100,000,000 shares. A copy of the Articles of Amendment to the Company's Restated Articles of Incorporation designed to effect this increase is attached to this Proxy Statement as Exhibit A.

Reasons And Effect Of The Increase In Authorized Number Of Shares

   Presently, FastComm's Amended Articles of Incorporation authorize the issuance of up to 50,000,000 shares of Common Stock of the Company, of which 29,314,199 shares were issued and outstanding at the close of business on the Record Date.

   FastComm may require additional authorized shares of its Common Stock for issuance in the future based upon existing employee stock option and purchase plans, outstanding warrants to purchase shares of Common Stock of the Company and other commitments by FastComm as issuances under these various plans and commitments may exceed the number of currently authorized, but un-issued shares of Common Stock of the Company.

   Based upon the existence of these stock option and purchase plans, warrants and other commitments by FastComm, the Board of Directors believes it necessary to authorize additional shares of Common Stock of the Company for possible future issuance. In addition, the Board of Directors believes that it is prudent to have additional shares of Common Stock of the Company available for other proper general corporate purposes approved by the Board of Directors including strategic alliances, acquisitions and equity financings. To the extent that the Board determines to issue additional shares in the future, such issuance could dilute the voting power of existing shareholders, including a person seeking control of the Company and, thus, deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction. Presently, management is not aware of any efforts by any persons to accumulate FastComm's Common Stock or to obtain control of FastComm, and the proposed increase in the authorized shares of Common Stock of the Company is not intended to be an anti-takeover device.

   As of August __, 2001, the Company has approximately 50 million shares issued or reserved for issuance. Of this amount, 29,314,199 shares are outstanding, 11,472,032 shares are reserved for issuance under convertible debenture agreements, 3,671,925 shares are reserved for issuance under warrant agreements, 3,122,096 are reserved for prepaid warrants and 4,750,000 are reserved for the employee stock option plans. If this proposal is not approved, the Company may have insufficient Common Stock to sell in order to finance its operation. No holder of Common Stock has any preemptive rights to acquire additional shares of the Common Stock.

   The proposed amendment will authorize additional future issuances of up to 50,000,000 shares of Common Stock, thus increasing the total authorized common stock to 100,000,000 shares. Other than outstanding warrants, debentures and options, there are no plans or agreements to issue additional shares of common stock.

   There can be no assurances, nor can the board of FastComm predict what effect, if any, this proposed amendment will have on the market price of FastComm's Common Stock.

                                 VOTE REQUIRED

   Under Virginia law, more than two-thirds of the outstanding shares of the Company's Common Stock must approve Proposal II. Abstentions and broker shares that are not voted on the matter and will have the same effect as a negative vote.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL II.

                                  PROPOSAL III

                   AUTHORIZATION OF SHARES OF PREFERRED STOCK
                             (Item 3 on Proxy Card)

   The Board of Directors has unanimously approved, and recommends to the shareholders that they adopt an amendment to Article 3 of the Articles of Incorporation that would authorize 3,000,000 shares of Preferred Stock with such relative rights, preferences, voting and class or series designations as shall be determined by the Board of Directors.

   The Company's Articles of Incorporation currently authorize the issuance of 50,000,000 shares of Common Stock and no Preferred Shares. No holder of Common Stock has any preemptive rights.

   Under the proposed amendment, in creating a new class or series of Preferred Stock, the Board of Directors would set the rights of such class or series as to dividends, voting, preferences, liquidations and redemption. This would enable the Board of Directors to act promptly in issuing a new class or series of Preferred Stock and to tailor the terms of such class or series to the transaction or circumstances to which such issuance relates. The Company will from time to time consider issuing shares of preferred stock or rights to acquire Preferred Stock. A copy of the Articles of Amendment to this Company's Restated Articles of Incorporation, which would add this provision is attached to this Proxy Statement as Exhibit A.


                      PURPOSES AND EFFECTS OF PROPOSAL III


   The Board of Directors believes that the authorization of shares of Preferred Stock as contemplated by Proposal III would benefit the Company and its shareholders by giving the Company needed flexibility in its corporate planning and in responding to developments in the Company's business, including possible financing and acquisition transactions, stock dividends and other general corporate purposes. Such authorized shares available for issuance in the future would give the Company greater flexibility and allow shares of Preferred Stock to be issued without the expense and delay of a special shareholder meeting. The Company does not have any present plan or agreement for the issuance for Preferred Stock.

   Except as otherwise required by applicable law or regulation, the shares of Preferred Stock to be authorized in Proposal III will be issuable without further authorization by vote or consent of the shareholders and on such terms and for such consideration as may be determined by the Board of Directors.

   The proposed Preferred Stock amendment will give the Board of Directors the express authority, without further action of the stockholders, to issue shares of Preferred Stock from time to time in one or more series and to fix before issuance with respect to each series (i) the designation and the number of shares to constitute each series, (ii) the liquidation rights and preferences, if any, (iii) the dividend rights (which could be senior to the Common Stock) and interest rates, if any, (iv) the rights and terms of redemptions, (v) whether the shares of Preferred Stock are to be convertible or exchangeable into shares of Common Stock or other securities of the Company, and the rates thereof, (vii) any limitation on the payment of dividends on the Common Stock while any shares of Preferred Stock are outstanding, (viii) the voting power, if any, of the shares of Preferred Stock in addition to the voting rights provided by law, which voting power may be general or special, and (ix) such other provisions as will not be inconsistent with the Certificate. All the shares of any one series of Preferred Stock will be identical in all respects. Holders of any series of Preferred Stock, when and if issued, may have priority claims to dividends and to any distribution upon liquidation of the Company, and may have other preferences over the Common Stock, including a preferential right to elect directors in the event that Preferred Stock dividends (if the Preferred Stock carries a dividend) are not paid for a specified period.

   The specific terms of any Preferred Stock to be authorized pursuant to the Preferred Stock amendment (other than the Preferred Stock, the terms of which are described above) will depend primarily on market conditions, and other factors existing at the time of issuance. The Company does not intend to issue any Preferred Stock except on terms, which it deems to be in the best interests of the Company and its stockholders. The Board of Directors has considered the potential disadvantages to the issuance of Preferred Stock (such as the negative impact a Preferred Stock dividend may have on the Company's earnings per share, if any, the liquidating preference the Preferred Stock would have over the Common Stock and the potential dilution of any stockholders' equity to the extent that Preferred Stock, when and if issued, may be redeemable or convertible into Common Stock); however, the Board of Directors believes that the advantages of future flexibility afforded by the ability to issue Preferred Stock outweigh the disadvantages, and would be in the best interests of the Company and its stockholders.

   It is not possible to state the precise effects of the authorization of the Preferred Stock upon the rights of the holders of Common Stock until the Board of Directors determines to issue Preferred Stock and sets the respective preferences, limitations and relative rights of the holders of each class or series of Preferred Stock so issued. However, such effects might include (i) reduction of the amount otherwise available for payment of dividends on the Common Stock, to the extent dividends are payable on any issued Preferred Stock, (ii) restrictions on dividends on the Common Stock, (iii) dilution of the voting power of the Common Stock to the extent that the Preferred Stock has voting rights, (iv) conversion of the Preferred Stock into Common Stock at such prices as the Board determines, which could include issuance at or below the fair market value or original issue price of the Common Stock, and (v) the holders of Common Stock not being entitled to participate in the Company's assets upon liquidation until satisfaction of any liquidation preference is granted to holders of the Preferred Stock.

   The Board may determine that any particular series of the proposed Preferred Shares will rank junior to, on a parity with, or senior to any other series of Preferred Shares in respect of dividends and liquidation rights. It is not expected that the authorization and issuance of Preferred Shares will have an adverse affect upon the rights of existing shareholders. Holders of Common Stock ("Common Shareholders") have no preemptive rights and, accordingly, have no preferential rights to purchase any of the Company's Common Shares or Preferred Shares in order to maintain their proportionate ownership.
Therefore, the general effect of the issuance of Preferred Shares, as well as additional issuance of Common Shares, would be to dilute the present voting power of the current holders of Common Shares.

   The holders of Preferred Shares may receive preferences in the event of dissolution, liquidation or winding up of the Company equal to the purchase price per share plus declared (or cumulative) but unpaid dividends, if any. The right of Common Shareholders to distribution of the Company's assets will therefore be diminished. When considering the issuance of the Preferred Shares, the Board of Directors will consider the above-described general effect upon the Common Shareholders. The Board of Directors does not intend to issue any Preferred Shares, except on terms that the Board of Directors deems to be in the best interests of the Company and its then existing shareholders.

   The issuance of shares of preferred stock could adversely affect the rights of the Company's Common Shareholders, since the dividend and liquidation rights of the Common Shareholders will generally be subordinate to the rights of Preferred Shareholders.

   The Board of Directors could use preferred stock to discourage an attempt to change control of the Company, even though a change in control might be perceived as desirable by some shareholders, by, among other things, selling a substantial number of shares of preferred stock to persons who have an arrangement with the company concerning the voting of such shares, or by distributing shares of preferred stock, or rights to receive such shares, to the shareholders. In this respect, certain corporations have issued as a dividend to their common shareholders shares of preferred stock or rights to acquire shares of preferred stock having terms designed to encourage negotiated rather than unilateral takeover Proposals and to protect against the adverse consequences of certain abusive takeover tactics such as open market accumulation programs and partial and front end loaded takeovers and freezeouts. The shares of authorized preferred stock would be available for such purposes and the Board of Directors may from time to time consider issuing shares of preferred stock for such purposes. The ability to issue shares of preferred stock also would allow the Board of Directors to issue shares only to shareholders supportive of management's position. This could provide management with the means to block a business combination considered desirable by some shareholders. In addition, the Board could authorize the issuance of a series of preferred stock that votes as a class, either separately or with the holders of Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction.

   The proposed amendment to the Articles of Incorporation is permitted under Virginia law and is consistent with the rules of NASDAQ, upon which the Company's Common Stock is listed and traded.


                                 VOTE REQUIRED


   Under Virginia law, more than two-thirds of the outstanding shares of the Company's Common Stock must approve Proposal III. Abstentions and broker shares that are not voted on the matter and will have the same effect as a negative vote.


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL III.

                                  PROPOSAL IV

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                             (Item 4 on Proxy Card)

   The Board of Directors has appointed BDO Seidman, LLP as independent certified public accountants to examine the financial statements of the Company for the fiscal year ending April 30, 2002, and to perform other appropriate accounting services.

   A proposal will be presented at the meeting to ratify the Board's appointment of BDO Seidman, LLP as the Company's independent certified public accountants. If the appointment is not ratified by the Shareholders represented at the meeting, the Board of Directors may reconsider its recommendation. One or more representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting and have an opportunity to make a statement and/or respond to appropriate questions from Shareholders.

Shareholder Approval

   The affirmative vote of a majority of the outstanding shares of the Company present or represented and entitled to vote at the Annual Meeting is required for ratification of the selection of BDO Seidman LLP to serve as the Company's independent auditors for the fiscal year ended April 30, 2002.


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL IV.

                COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and with the National Association of Securities Dealers, Inc. Automated Quotations (NASDAQ) system. Officers, directors and greater than ten percent Shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during its fiscal year ended April 30, 2001 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.


                                 OTHER BUSINESS

   The Board of Directors of the Company knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.


                 SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING


Deadline for Receipt of Shareholder Proposals

   Under the present rules of the SEC, the deadline for Shareholders to submit proposals to be considered for inclusion in the Company's Proxy Statement for next year's Annual Meeting of Shareholders is May 20, 2002. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the SEC.

   In addition, the proxy solicited by the Board of Directors for next year's Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than June 30, 2002.


                         ANNUAL REPORT TO SHAREHOLDERS

   The Company has filed its Annual Report to Shareholders on Form 10-K for the fiscal year ended April 30, 2001, including audited consolidated financial statements for the year then ended, with the Securities and Exchange Commission. Copies of this report and other reports which the Company has filed under the Securities Exchange Act of 1934 are available on EDGAR at the website of the Securities and Exchange Commission at www.sec.gov. The Annual Report is not incorporated in the Proxy Statement and is not to be considered a part of the soliciting materials.


                                 FASTCOMM COMMUNICATIONS CORPORATION
                                 The Board of Directors

Dulles, Virginia,
______________, 2001

                                   EXHIBIT A

                             ARTICLES OF AMENDMENT
                   TO THE RESTATED ARTICLES OF INCORPORATION
                                       OF
                      FASTCOMM COMMUNICATIONS CORPORATION
                      (Pursuant to Section 13.1-708 of the
                        Virginia Stock Corporation Act)


   1. The Board of Directors of FastComm Communications Corporation, a Virginia corporation and hereinafter referred to as the "Corporation", at a meeting duly called and held on July ___, 2001 at which a quorum was present and acting throughout in accordance with Section 13.1-688 of the Virginia Stock Corporation Act (the "Act"), found that the following proposed amendment to the Corporation's Restated Articles of Incorporation was in the best interests of the Corporation and directed that it be submitted to a vote of the Shareholders:

"RESOLVED, that Article III of the Restated Articles of Incorporation be
                          amended to read as follows:


                                  ARTICLE III

Authorized Shares

A.   General Authorization.

   The aggregate number of shares that the corporation is authorized to issue is 103,000,000 shares, consisting of:

   (1) 100,000,000 shares of common stock having a par value of $.01 per share; and

   (2) 3,000,000 shares of preferred stock having a par value of $.01 per share.

B.   Preferred Stock.

   (1) The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Subsection B, to provide for the issuance of the preferred shares in series, and by filing a certificate pursuant to the Virginia Stock Corporation Act, to establish the number of shares to be included in each such series, and to fix the designation, relative rights, preferences and limitations of the shares of each such series. The authority of the Board with respect to each series shall include but not be limited to, determination of the following:

   (a) The number of shares constituting that series and the distinctive designation of that series;

   (b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and if so, from which date or dates;

   (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

   (d) Whether that series shall have conversion privileges, and if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

   (e) Whether or not the shares of that series shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

   (f) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation;

   (g)  Any other relative rights, preferences and limitations of that series.

   (2) Dividends on outstanding preferred shares shall be declared and paid, or set apart for payment, before any dividends shall be declared and paid, or set apart for payment, on the common shares with respect to the same dividend period.

   (3) Adoption of this proposed Amendment by the shareholders was accomplished by the vote of more than two-thirds of those shares entitled to vote on the Amendment pursuant to Section 13.1 - 707(e) of the Act at a meeting duly called and held on _________, 2001.

   (4) The number of shares outstanding and entitled to vote on the proposed amendment, the number of shares voted for and against the proposed amendment, the number of each class or series entitled to vote as a class, and the number of shares of each such class or series voted for or against the amendment were as follows:


      Shares outstanding, all classes, __________________. Shares entitled to vote, all classes, __________________. Shares, all classes, voted such amendment: FOR: ______________________; AGAINST: ____________________.
   Shares entitled to vote and voted as a class:


               CLASS                NUMBER
             OR SERIES           OUTSTANDING    VOTED FOR   VOTED AGAINST
             ---------           -----------    ---------   -------------
              Common


   The undersigned, President of FastComm Communications Corporation, hereby acknowledges, verifies and affirms under penalties of perjury this ____ day of __________________, 2001, that the foregoing amendment to ARTICLE III of the Restated Articles of Incorporation of FastComm Communications Corporation, and the foregoing resolutions, were adopted by the directors and shareholders of FastComm Communications Corporation, and that the foregoing instrument is the act and deed of said corporation and that the facts stated herein are true.


                      FASTCOMM COMMUNICATIONS CORPORATION



                                             By:
                                                  -----------------------------
                                                  Peter C. Madsen
                                                  President

ATTEST:

-------------------------------------
        Mark H. Rafferty

                      FASTCOMM COMMUNICATIONS CORPORATION
                              45472 Holiday Drive
                                Dulles, VA 20166
                                 FORM OF PROXY

The undersigned hereby appoints Peter C. Madsen and Mark H. Rafferty, and each or any of them, proxy for the undersigned, with power of substitution to vote all the shares of Common Stock of FastComm Communications Corporation held of record by the undersigned on August ___, 2001, at the Annual Meeting of Shareholders to be held at 9:30 a.m., _________ ___, 2001, and at any adjournments thereof, upon the matters designated on the other side and as more fully set forth in the Proxy Statement and for the transaction of such business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals I, II, III and IV.

1. ELECTION OF DIRECTORS FOR ONE YEAR TERMS EXPIRING AT THE 2002 ANNUAL
   MEETING:
   FOR Nominee:  Peter C. Madsen   Edward R. Olson  Mark Rafferty
                 Thomas G. Amon   F. Michael Pascoe

   Instructions: To withhold authority to vote for any individual nominee,
              s   write each such nominee's name in the following space:

   ----------------------------------------------------------------------------

2. Proposal to adopt an amendment to the Company's Articles of Incorporation to increase the numbers of authorized shares of Common Stock.

                  |_| FOR       |_| AGAINST       |_| ABSTAIN

3. Proposal to adopt an amendment to the Company's Articles of Incorporation to create a Class or Series of Preferred Stock.

                  |_| FOR       |_| AGAINST       |_| ABSTAIN

                    (CONTINUED AND TO BE SIGNED ON REVERSE)

4. Proposal to approve the appointment of BDO Seidman, LLP as the independent auditors for the Company.

                  |_| FOR       |_| AGAINST       |_| ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                              Please sign exactly as name
                                              appears. When shares are held by
                                              joint tenants, both should sign.
                                              When signing in a representative
                                              capacity, please give full title
                                              as such. If a corporation, please
                                              sign in corporation's name by
                                              President or other authorized
                                              person.

                                              Date: ---------------------, 2001

                                              ---------------------------------
                                              Signature(s)

                                              ---------------------------------
                                              Signature(s)


         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE
                               ENCLOSED ENVELOPE.